Exhibit 99
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

    --------------------------
    Excludes SFAS 133 Effect,
    Visteon & One-Time Factors
    --------------------------
                                                                    Page 1 of 2


                               Ford Motor Company
                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                 ----------------------------------------------
                             2001 Compared With 2000

      ---------------
      GEOGRAPHIC DATA                                   2nd Quarter                                First Half
      ---------------                        -------------------------------------      -------------------------------------
                                                                         01 B/(W)                                  01 B/(W)
                                               2001         2000         Than 00            2001         2000      Than 00
                                             ----------  ------------  ------------     -----------  ------------ -----------
     PBT (Mils.)
     ----------
     U.S.                                    ($1,733)      $2,457         ($4,190)         ($908)         $4,803     ($5,711)
     Canada/Mexico                                41          331            (290)           319             512        (193)
                                             ----------  ------------  ------------     -----------  ------------ -----------
       North America                         ($1,692)      $2,788         ($4,480)         ($589)         $5,315     ($5,904)
                                             ==========  ============  ============     ===========  ============ ===========

     Europe                                      212          235             (23)           350             216         134
     South America                              (109)         (98)            (11)          (190)           (224)         34
     Rest of World                                74          147             (73)            43             105         (62)
                                             ----------  ------------  ------------     -----------  ------------ -----------
         Worldwide                           ($1,515)      $3,072         ($4,587)         ($386)          $5,412    ($5,798)

     Net Income (Mils.)
     -----------------
     U.S.                                    ($1,170)      $1,628         ($2,798)         ($590)         $3,179     ($3,769)
     Canada/Mexico                                27          215            (188)            201            331        (130)
                                             ----------  ------------  ------------     -----------  ------------ -----------
       North America                         ($1,143)      $1,843         ($2,986)         ($389)         $3,510     ($3,899)

     Europe                                      141          156             (15)           229             153          76
     South America                               (70)         (63)             (7)          (123)           (145)         22
     Rest of World                                47          135             (88)             6             105         (99)
                                             ----------  ------------  ------------     -----------  ------------ -----------
         Worldwide                           ($1,025)      $2,071         ($3,096)         ($277)         $3,623     ($3,900)
                                             ==========  ============  ============     ===========  ============ ===========

     Sales (Mils.)
     ------------
     U.S.                                    $22,569      $25,582         ($3,013)       $44,668         $50,904     ($6,236)
     Canada/Mexico                             1,695        2,094            (399)         3,253           3,983        (730)
                                             ----------  ------------  ------------     -----------  ------------ -----------
       North America                         $24,264      $27,676         ($3,412)       $47,921         $54,887     ($6,966)

     Europe                                    8,080        7,601             479         16,764          14,730       2,034
     South America                               635          652             (17)         1,245           1,241           4
     Rest of World                             1,573        1,437             136          3,272           2,683         589
                                             ----------  ------------  ------------     -----------  ------------ -----------
         Worldwide                           $34,552      $37,366         ($2,814)       $69,202         $73,541     ($4,339)
                                             ==========  ============  ============     ===========  ============ ===========


      ---------------
      COST OF SALES                                     2nd Quarter                                First Half
      ---------------                        -------------------------------------      -------------------------------------
                                                                         01 B/(W)                                  01 B/(W)
                                               2001         2000         Than 00           2001          2000      Than 00
                                             ---------  ------------  ------------      ----------  ------------- -----------

     Total Costs and Expenses                $35,907      $34,405         $(1,502)       $69,053         $68,248       $(805)
        Less:  Depreciation                      682          718              36          1,357           1,412          55
                   Amortization                  624          628               4          1,350           1,202        (148)
                   Selling and Admin.          2,288        2,410             122          4,749           4,630        (119)
                   Pension Benefit Exp.          (76)         (51)             25           (161)             13         174
                                             ----------  ------------  ------------     -----------  ------------ -----------

        Net Cost of Sales                    $32,389      $30,700        ( $1,689)       $61,758         $60,991       ($767)
                                             ==========  ============  ============     ===========  ============ ===========

        Memo: Gross Margin                       6.3%        17.8%          -11.6 pts       10.8%           17.1%       -6.3 pts

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                                                              Page 2 of 2

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

                               Ford Motor Company

                        SECOND QUARTER 2001 DATA SHEET
                        ------------------------------


                                                                                        2000
                                                                              ------------------------
                                                 1st Qtr         2nd Qtr
                                                 2001            2001           2nd Qtr      Full Year
                                               ----------      ----------     ------------  ----------
Market Share Data (%)
  U.S.
  ---
    Car                                         17.7%           18.4%            20.7%         19.1%
    Truck                                       27.4%           28.1%            29.1%         28.2%
       Total                                    22.6%           23.2%            24.9%         23.7%

  Europe
  ------
    Car                                         11.4%           11.0%             9.7%         10.3%
    Truck                                        9.1%            8.6%             8.2%          8.0%
       Total                                    11.1%           10.7%             9.6%         10.0%

U.S. Total Marketing Costs
 -- Variable and Fixed
 (% of Gross Revenue)                           12.2%           14.1%            11.3%         11.1%

U.S. Sales Mix
    Fleet Sales (% of Total)                      30%             30%              29%           26%
    Red Carpet Lease (% of Total)                 18%             17%              19%           18%
    Red Carpet Lease (% of Retail)                26%             24%              26%           25%

U.S. Inventory (Days' Supply)
    Car                                           58              53               47            81
    Truck                                         75              66               64            92
      Average                                     69              61               57            88

Avg. Portfolio Borrowing Rate
    Ford Credit (%)                              6.7%            6.2%             6.4%          6.4%

Worldwide Taxes
    EffectiveTax Rate                           32.5%           32.5%            32.6%         32.5%

Common and Class B
 Shares Outstanding (Mils)
    Average - Actual                           1,840           1,819            1,205         1,483
    Average - Assuming Full Dilution           1,868           1,848            1,222         1,504
    Period Ended - Actual                      1,830           1,812            1,205         1,854




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